Exhibit 5(A)(iv)

[LOGO OF CUNA
MUTUAL GROUP] | CUNA MUTUAL GROUP                      FLEXIBLE PREMIUM DEFERRED
---------------------------------------------       VARIABLE ANNUITY APPLICATION
                CUNA Mutual Insurance Society
                2000 Heritage Way
                Waverly, IA 50677

================================================================================
 1. PLAN OPTION    REQUIRED. Select only one plan option.
================================================================================

    MEMBERS(R) VARIABLE ANNUITY III
    Flexible choices for
    your retirement   [ ] STANDARD PLAN [ ] FOUR-YEAR PLAN [ ] EXTRA CREDIT PLAN

    I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
    PENNSYLVANIA: If Extra Credit plan is selected above, form 2009-PPC-PADIS, Extra Credit Plan Disclosure, must be left with the applicant.

================================================================================
                               REQUIRED. All parties must be age 85 or younger
                               on contract issue date. Any owner named below
 2. PARTIES TO THE CONTRACT    must be at least age 18 (age 15 in North
                               Carolina, age 19 in Nebraska and Alabama and age
                               21 in Mississippi).
================================================================================

    a. ANNUITANT (OWNER) The annuitant is the owner unless a different owner is named section 2b. If annuitant is under age 18 (age 15 in North Carolina, age 19 in Nebraska and Alabama and age 21 in Mississippi), a different owner must be named in section 2b.

       Name ______________ ____ __________________
            FIRST          MI   LAST

       SSN _______________ Date of Birth _________ Gender [ ] Male  [ ] Female

       Mailing Address ___________________________ U.S. Citizen [ ] Yes  [ ] No

       City ____________ State ______ Zip_________ Daytime Phone _______________

       The following ID verification information is required per the USA Patriot Act.

       [ ] Driver's License  [ ] Passport  [ ] Green Card
       [ ] Other Photo ID (list type): _________________________________________

       Card No. __________ Expiration Date ________ Country/State of Issue _____

    b. OWNER (IF OTHER THAN ANNUITANT) For Non-qualified (other than Non-qualified Beneficiary) plan types only. For a trust owner, include a copy of the pages of the trust document which indicate trust name, trust date, trustee name(s), investment authority and signature(s), or complete form 1919(CML), Trustee Certification of Insurance/Annuity Powers.

       Name ________________________________ Relationship ______________________
            INDIVIDUAL/TRUST/CREDIT UNION                 TO ANNUITANT

       Person Authorized to Receive Correspondence _____________________________
                                                   IF TRUST OR CREDIT UNION

       Trustee/Authorized
       Officer Name(s) ____________________________ Date of Trust ______________
                       IF TRUST OR CREDIT UNION

       SSN/EIN ____________ Date of Birth _________ Gender [ ] Male  [ ] Female

       Mailing Address ____________________________ U.S. Citizen [ ] Yes  [ ] No

       City _______________ State _______ Zip _____ Daytime Phone ______________

       The following ID verification information is required per the USA Patriot Act.

       [ ] Driver's License  [ ] Passport  [ ] Green Card
       [ ] Other Photo ID (list type): _________________________________________

       Card No. __________ Expiration Date ________ Country/State of Issue _____

       If Trust or Credit Union: Country/State
       Where Formed _______________________________ Date Formed ________________

    c. CO-OWNER For Non-qualified (other than Non-qualified Beneficiary) plan types only. Only a co-owner who is the spouse of the annuitant, as defined under federal tax law, will qualify for certain tax benefits available to spouses under federal tax law.

       Name ______________ ____ __________________ Relationship ________________
            FIRST          MI   LAST                            TO ANNUITANT

       SSN ____________ Date of Birth ____________ Gender [ ] Male  [ ] Female

       Mailing Address ___________________________ U.S. Citizen [ ] Yes  [ ] No

       City ____________ State _________ Zip _____ Daytime Phone _______________

       The following ID verification information is required per the USA Patriot Act.

       [ ] Driver's License              [ ] Passport             [ ] Green Card
       [ ] Other Photo ID (list type): _________________________________________

       Card No. __________ Expiration Date ________ Country/State of Issue _____

VAAPP-2010                           Page 1                         Doc Code: 02

================================================================================
 3. PLAN TYPE AND PURCHASE PAYMENT    REQUIRED. Complete sections 3a, 3b and 3c.
                                      Make checks payable to CUNA Mutual
                                      Insurance Society.
================================================================================

    a. INITIAL PURCHASE PAYMENT For Non-qualified and Non-qualified Beneficiary plan types, minimum 1st-year premium is $5,000. For all other plan types, minimum 1st-year premium is $2,000. The initial purchase payment applied will be equal to the actual amount received by the Company.

       SUBMITTED WITH APPLICATION $__________ ESTIMATED TOTAL AMOUNT $ _________

    b. PLAN TYPE AND PAYMENT CLASSIFICATION Select only one plan type and complete the row for that type. For SEP IRA, complete form 5305-SEP. For Beneficiary IRA, complete forms CLS-520, CLS-521 and CLS-381. For Non-qualifed Beneficiary contracts, complete forms CLS-522, CLS-523 and CLS-524. Only credit union-owned 457 plans are allowed. For IRAs, current and prior year contributions will be determined based on signed date of application.

PLAN TYPE           PAYMENT CLASSIFICATION
-----------------------------------------------------------------------------------------------------------------------------------

[] NON-QUALIFIED    $_____________________  $_______________
                     NON-1035 EXCHANGE       1035 EXCHANGE
-----------------------------------------------------------------------------------------------------------------------------------
   NON-QUALIFIED
[] BENEFICIARY                              $_______________
   "STRETCH"                                 1035 EXCHANGE
-----------------------------------------------------------------------------------------------------------------------------------

[] TRADITIONAL IRA  $_____________________  $_______________  $_______________________  $_____________________
                     ROLLOVER                TRANSFER          CURRENT YR CONTRIBUTION   PRIOR YR CONTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------

[] ROTH IRA         $_____________________  $_______________  $_______________________  $_____________________  $_________________
                     ROLLOVER                TRANSFER          CURRENT YR CONTRIBUTION   PRIOR YR CONTRIBUTION   ROTH CONVERSION
-----------------------------------------------------------------------------------------------------------------------------------

[] SEP IRA          $_____________________  $_______________  $_______________________  $_____________________
                     ROLLOVER                TRANSFER          CURRENT YR CONTRIBUTION   PRIOR YR CONTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------

[] BENEFICIARY IRA  $_____________________  $_______________
   "STRETCH"         ROLLOVER                TRANSFER
-----------------------------------------------------------------------------------------------------------------------------------

[] 457(b)           $_____________________  $_______________
                     NEW MONEY               TRANSFER
-----------------------------------------------------------------------------------------------------------------------------------

[] 457(f)           $_____________________  $_______________
                     NEW MONEY               TRANSFER
-----------------------------------------------------------------------------------------------------------------------------------

       OREGON: SEP IRA is not available.

    c. SOURCE OF PAYMENTS For each payment, list the source/company name from which funds are expected, estimated amount and plan type of existing contract. For 401(k) plan types, list Roth 401(k) amounts separately from regular 401(k) amounts.

       SOURCE/COMPANY NAME             ESTIMATED AMOUNT     EXISTING PLAN TYPE

       ____________________________  $ ___________________  ____________________
       ____________________________  $ ___________________  ____________________
       ____________________________  $ ___________________  ____________________
       ____________________________  $ ___________________  ____________________
       ____________________________  $ ___________________  ____________________

================================================================================
                   REQUIRED. Answer both questions and complete as appropriate.
 4. REPLACEMENT    See the replacement form instruction sheet to determine if replacement forms are required in owner's state of residence for any "yes" responses below.
================================================================================

    [ ] Yes  [ ] No  Do you have any existing life insurance policies or annuity contracts with our Company or any other company?
                     If yes, a completed Important Notice: Replacement of Life Insurance or Annuities must accompany this application if required by the owner's state of residence.

    [ ] Yes  [ ] No  Will this contract replace, discontinue or change any existing life insurance policies or annuity contracts with our Company or any other company?
                     If yes, a completed Replacement Form must accompany this application if required by the owner's state of residence.

                     COMPANY NAME OF POLICY/CONTRACT
                     BEING REPLACED                     POLICY/CONTRACT NUMBER

                     _________________________________  ________________________
                     _________________________________  ________________________
                     _________________________________  ________________________

VAAPP-2010                           Page 2

================================================================================
 5. BENEFICIARY    REQUIRED. List each beneficiary for your contract and check whether they are primary or contingent.
================================================================================

    Do not include fractions or percents for even distribution of proceeds. To list more beneficiaries, use section 12 or a separate signed and dated paper. If no primary beneficiary is named, the primary will be the estate of the annuitant. If the type of beneficiary is not checked, we will assume the type is primary. The owner has the right to predetermine how the beneficiary will receive the death benefit by completing form 40RESTRICT, Beneficiary Designation with Restricted Payout Options.

    If the spouse/partner beneficiary death benefit is selected in section 9b, the annuitant/owner's spouse/partner must be named as sole primary beneficiary. If a GLWB is selected in Section 8b, the joint covered person, if any, must be named as sole primary beneficiary. In either case, one or more contingent beneficiaries may also be named.

    FOR INDIVIDUAL BENEFICIARIES:

    [ ] Primary     __________________________  ________________________________
    [ ] Contingent  NAME                        ADDRESS

                    _______________________  _______________  __________________
                    RELATIONSHIP             SSN              DATE OF BIRTH

    [ ] Primary     __________________________  ________________________________
    [ ] Contingent  NAME                        ADDRESS

                    _______________________  _______________  __________________
                    RELATIONSHIP             SSN              DATE OF BIRTH

    [ ] Primary     __________________________  ________________________________
    [ ] Contingent  NAME                        ADDRESS

                    _______________________  _______________  __________________
                    RELATIONSHIP             SSN              DATE OF BIRTH

    [ ] Primary     __________________________  ________________________________
    [ ] Contingent  NAME                        ADDRESS

                    _______________________  _______________  __________________
                    RELATIONSHIP             SSN              DATE OF BIRTH

    FOR TRUST BENEFICIARIES:

    [ ] Primary     __________________________  ________________________________
    [ ] Contingent  NAME OF TRUST               ADDRESS

                    ________________________________________  __________________
                    TRUSTEE NAME(S)                           DATE OF TRUST

    WISCONSIN: If owner is married and names someone other than their spouse as primary beneficiary, the spouse must give consent by signing in section 15.

================================================================================
                                        OPTIONAL. See form CLS-56, Phone/Fax/
 6. PHONE/FAX/INTERNET AUTHORIZATION    Internet Authorization, for details on
                                        what transactions can be authorized.
================================================================================

    I understand that I will automatically have phone/fax/internet authorization unless the following box is marked:

        [ ] I do NOT want this authorization.

    I understand that the registered representative/agent/insurance producer assigned to my contract will automatically have phone/fax/internet authorization unless the following box is marked:

        [ ] I do NOT want the registered representative/agent/insurance producer assigned to my contract to have this authorization.

================================================================================
                      OPTIONAL. This consent allows you to receive the
 7. E-MAIL CONSENT    prospectus and other regulatory documents electronically
                      via e-mail. This reduces environmental waste and the
                      volume of mail you receive.
================================================================================

    [ ] I DO want to receive my regulatory documents, including the prospectus, statement of additional information, annual and semi-annual reports, and proxy statements via e-mail, and I understand and agree:
        a. This consent will be in effect until I revoke it;
        b. While at certain times the Company may still choose to deliver paper copies, I can receive paper copies at any time by calling CUNA Mutual Insurance Society at 1.800.798.5500;
        c. I may be charged by a third party vendor for the access to the Internet necessary to obtain the documents and/or download Adobe Reader software, but I will not be charged by CUNA Mutual Insurance Society; and
        d. I must have access to computer equipment and software that can access a website and read documents formatted for Adobe Reader. Adobe Reader software can be downloaded for no charge at www.adobe.com.

    You must provide a valid e-mail address to participate in electronic delivery of your regulatory documents. You will receive an e-mail confirmation of your consent. The consent process will be complete only when you reply to that e-mail as instructed.

    Owner E-mail _______________________________________________________________
                 PRINT E-MAIL ADDRESS

    Co-owner E-mail (if different than Owner E-mail) ___________________________
                                                     PRINT E-MAIL ADDRESS

VAAPP-2010                           Page 3

================================================================================
                       OPTIONAL. Select only one living benefit rider from
                       section 8. Living benefits below are available for
 8. LIVING BENEFITS    additional charge. Not available with Beneficiary IRA or
                       Non-qualified Beneficiary plan types. GLWB is not
                       available with 457(b) or 457(f) plan types.
================================================================================

    a. GUARANTEED MINIMUM ACCUMULATION BENEFIT (GMAB) Annuitant must be age 85 or younger on contract issue date. Available only if the initial purchase payment is $1,000,000 or less.

       [ ] 10-YEAR PRINCIPAL PROTECTOR

       WASHINGTON: GMAB is not available.

--------------------------------------------------------------------------------

    b. GUARANTEED LIFETIME WITHDRAWAL BENEFIT (GLWB) Annuitant and joint covered person, if any, must be no younger than age 55 for Income Now or age 50 for Income Later, and no older than age 85 on contract issue date. Annuitant named in section 2a is the covered person and must also be the owner unless the owner named in section 2b is a trust. Naming a joint covered person is optional. If a joint covered person is named, the annual withdrawal benefit percentage will be based on the age of the younger person. Step-ups may be elected now or after contract issue.

       [ ] INCOME NOW - INCOME PROTECTOR     [ ] INCOME LATER - INCOME PROTECTOR
           [ ] I elect the automatic             [ ] I elect the automatic
               step-up option.                       step-up option.

       JOINT COVERED PERSON Only an annuitant's spouse, as defined under the Federal Defense of Marriage Act (an annuitant's spouse or civil union partner in New Jersey), can be named as the joint covered person. Not available if an owner is named in section 2b. If a joint covered person is named and there is a co-owner named in section 2c, the joint covered person and co-owner must be the same individual. The joint covered person must be named as sole primary beneficiary in section 5 (although one or more contingent beneficiaries may also be named).

       Name __________ ______ ________ Relationship ____________________________
            FIRST      MI     LAST                  TO ANNUITANT/COVERED PERSON

       SSN _____________ Date of Birth ____________ Gender [ ] Male  [ ] Female
                                                    U.S. Citizen [ ] Yes  [ ] No

       ALL STATES: The Federal Defense of Marriage Act ("DOMA") defines "marriage" as "a legal union between one man and one woman as husband and wife", and "spouse" as "a person of the opposite sex who is a husband or a wife".
       NEW HAMPSHIRE: The Federal Defense of Marriage Act states that neither civil union partners nor same-gender married couples are considered married under federal law. Therefore, the favorable tax treatment provided by federal tax law to a surviving spouse is NOT available to a surviving civil union partner or the surviving spouse of a same-gender marriage. For information regarding federal tax laws, please consult a tax advisor.
       NEW JERSEY: Although either a spouse or civil union partner, as defined under New Jersey law, can be named as the joint covered person, the favorable tax treatment provided by federal tax law to a surviving spouse as defined under DOMA is NOT available to a surviving civil union partner. For more information regarding federal tax laws, please consult a tax advisor.
       PENNSYLVANIA: If a GLWB is selected above, form 2010-GLWB-MG-PADIS, Understanding Your Guaranteed Lifetime Withdrawal Benefit, must be left with the applicant.

================================================================================
                      OPTIONAL. Select one or more death benefit riders from
 9. DEATH BENEFITS    section 9. Death benefits below are available for
                      additional charge.
================================================================================

    a. ADDITIONAL DEATH BENEFITS Annuitant must be age 75 or younger on contract issue date. Not available if a GLWB is selected in section 8b.

       [ ] MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
       [ ] 3% ANNUAL GUARANTEE DEATH BENEFIT
       [ ] EARNINGS ENHANCED DEATH BENEFIT Available only if Maximum Anniversary
           Value Death Benefit and/or 3% Annual Guarantee Death Benefit are selected above. Not available if Extra Credit plan is selected in section 1. Not available if Spouse/Partner Beneficiary Death Benefit is selected in section 9b.
       NEW JERSEY: Additional death benefits listed above are not available.
       WASHINGTON: Only the Maximum Anniversary Value Death Benefit is available.

--------------------------------------------------------------------------------

    b. SPOUSE/PARTNER BENEFICIARY DEATH BENEFIT For Non-qualified (other than Non-qualified Beneficiary) plan types only. Available only to a spouse, as defined under the Federal Defense of Marriage Act (spouse or partner in California, Connecticut, District of Columbia, Iowa, Massachusetts and New Jersey; spouse, civil union partner or same-gender spouse in New Hampshire). Not available if Earnings Enhanced Death Benefit is selected in section 9a. Available only if: (1) there is a sole annuitant/owner named in section 2a and no one is named in sections 2b and 2c; (2) the annuitant/owner's spouse/partner is named as the sole primary beneficiary in section 5 (although one or more contingent beneficiaries may also be named); (3) the sole primary beneficiary signs in section 15; and (4) the annuitant/owner and their spouse/partner beneficiary are both age 75 or younger on contract issue date.

       [ ] SPOUSE/PARTNER BENEFICIARY DEATH BENEFIT
           Date of Birth __________________________  Gender [ ] Male  [ ] Female
                         OF SPOUSE/PARTNER

       ALL STATES: The Federal Defense of Marriage Act ("DOMA"), defines "marriage" as "a legal union between one man and one woman as husband and wife", and "spouse" as "a person of the opposite sex who is a husband or a wife".
       CALIFORNIA, CONNECTICUT, DISTRICT OF COLUMBIA, IOWA, MASSACHUSETTS AND NEW JERSEY: Partner means a legally-sanctioned domestic partnership, civil union or same-sex marriage that grants the same rights, responsibilities and obligations as married couples in accordance with applicable state law. For more information regarding federal tax laws, please consult a tax advisor.
       NEW HAMPSHIRE: The Federal Defense of Marriage Act states that neither civil union partners nor same-gender married couples are considered married under federal law. Therefore, the favorable tax treatment provided by federal tax law to a surviving spouse is NOT available to a surviving civil union partner or the surviving spouse of a same-gender marriage. For information regarding federal tax laws, please consult a tax advisor.

VAAPP-2010                           Page 4

================================================================================
                                                 REQUIRED IF LIVING BENEFIT
 10. PAYMENT ALLOCATIONS WITH LIVING BENEFITS    SELECTED IN SECTION 8. Use only
                                                 whole percent (1%) increments.
                                                 Allocation must total 100%.
================================================================================

     Complete only if a living benefit is selected in section 8. Depending on the risk tolerance of your allocation and the rider selected, a portion of your purchase payments may be automatically allocated to the Foundation Account as shown below. The Company reserves the right to restrict purchase payments and transfers to DCA accounts.

     1. DOLLAR COST AVERAGING Check one box. If no box is checked, there will be no DCA. Transfers from any DCA account selected and any future purchase payments will be automatically allocated as indicated under 2 below, unless you specify otherwise.
                                                     Not available
        [ ] 0%  No DCA   [ ] 100%  DCA 6-Month   [ ] 100% DCA 1-Year

     2. SINGLE ALLOCATION OR CUSTOM ALLOCATION (FOR NON-FOUNDATION ACCOUNT DOLLARS) Complete either a single allocation on the left side or a custom allocation on the right side. Annual portfolio rebalancing is automatically included for all allocations.

                                SINGLE ALLOCATION
                     Check only one box for a total of 100%.

--------------------------------------------------------------------------------
  DIVERSIFIED                              Foundation Account 0% GMAB, 0% GLWB
--------------------------------------------------------------------------------
  [ ] 100%  |  USF Diversified Income Fund
--------------------------------------------------------------------------------
  CONSERVATIVE                            Foundation Account 10% GMAB, 0% GLWB
--------------------------------------------------------------------------------
  [ ] 100%  |  Conservative Growth Model (40/60)
--------------------------------------------------------------------------------
  [ ] 100%  |  USF Conservative Allocation Fund
--------------------------------------------------------------------------------
  BALANCED                                Foundation Account 20% GMAB, 0% GLWB
--------------------------------------------------------------------------------
  [ ] 100%  |  Balanced Model (50/50)
--------------------------------------------------------------------------------
  [ ] 100%  |  Risk-Managed Funds Model
--------------------------------------------------------------------------------
  MODERATE GROWTH                        Foundation Account 30% GMAB, 10% GLWB
--------------------------------------------------------------------------------
  [ ] 100%  |  Moderate Growth Model (60/40)
--------------------------------------------------------------------------------
  [ ] 100%  |  USF Moderate Allocation Fund
--------------------------------------------------------------------------------
  [ ] 100%  |  BlackRock Global Allocation Fund
--------------------------------------------------------------------------------
  GROWTH                                 Foundation Account 40% GMAB, 20% GLWB
--------------------------------------------------------------------------------
  [ ] 100%  |  Growth Model (70/30)
--------------------------------------------------------------------------------
  AGGRESSIVE GROWTH                      Foundation Account 50% GMAB, 30% GLWB
--------------------------------------------------------------------------------
  [ ] 100%  |  Aggressive Growth Model (80/20)
--------------------------------------------------------------------------------
      100%  |
--------------------------------------------------------------------------------

                                CUSTOM ALLOCATION
       Minimum of 1% and maximum of 25% to any one fund. Must total 100%.

--------------------------------------------------------------------------------
  CUSTOM                                 Foundation Account 50% GMAB, 40% GLWB
--------------------------------------------------------------------------------
       %  |  USF Conservative Allocation Fund
--------------------------------------------------------------------------------
       %  |  USF Moderate Allocation Fund
--------------------------------------------------------------------------------
       %  |  USF Aggressive Allocation Fund
--------------------------------------------------------------------------------
       %  |  USF Money Market Fund
--------------------------------------------------------------------------------
       %  |  USF Diversified Income Fund
--------------------------------------------------------------------------------
       %  |  USF Bond Fund
--------------------------------------------------------------------------------
       %  |  USF High Income Fund
--------------------------------------------------------------------------------
       %  |  USF Large Cap Value Fund
--------------------------------------------------------------------------------
       %  |  USF Large Cap Growth Fund
--------------------------------------------------------------------------------
       %  |  USF Mid Cap Fund
--------------------------------------------------------------------------------
       %  |  USF Small Cap Fund
--------------------------------------------------------------------------------
       %  |  USF Equity Income Fund
--------------------------------------------------------------------------------
       %  |  USF International Stock Fund
--------------------------------------------------------------------------------
       %  |  PIMCO VIT Total Return
--------------------------------------------------------------------------------
       %  |  PIMCO VIT Global Bond (Unhedged)
--------------------------------------------------------------------------------
       %  |  Franklin High Income Securities Fund
--------------------------------------------------------------------------------
       %  |  Franklin Income Securities Fund
--------------------------------------------------------------------------------
       %  |  Mutual Global Discovery Securities Fund
--------------------------------------------------------------------------------
       %  |  Oppenheimer Main Street Fund(R)/VA
--------------------------------------------------------------------------------
       %  |  Oppenheimer Main Street Small Cap Fund(R)/VA
--------------------------------------------------------------------------------
       %  |  Oppenheimer International Growth Fund
--------------------------------------------------------------------------------
       %  |  Van Kampen LIT Growth and Income II
--------------------------------------------------------------------------------
       %  |  Van Kampen LIT Mid Cap Growth II
--------------------------------------------------------------------------------
       %  |  Invesco V.I. Government Securities Fund
--------------------------------------------------------------------------------
       %  |  BlackRock Global Allocation Fund
--------------------------------------------------------------------------------
    100%  |  TOTAL
--------------------------------------------------------------------------------

VAAPP-2010                           Page 5

================================================================================
                                                    REQUIRED IF LIVING BENEFIT
                                                    IS NOT SELECTED IN SECTION
 11. PAYMENT ALLOCATIONS WITHOUT LIVING BENEFITS    8. Use only whole percent
                                                    (1%) increments. Allocation
                                                    must total 100%.
================================================================================

     Complete only if a living benefit is NOT selected in section 8. The Company reserves the right to restrict purchase payments and transfers to fixed period and DCA accounts.

     1. DOLLAR COST AVERAGING Check one box. If no box is checked, there will be no DCA. If a DCA account is selected, transfers and any future purchase payments will be automatically allocated as indicated under 2 below, unless you specify otherwise.

                                                     Not available
        [ ] 0%  No DCA   [ ] 100%  DCA 6-Month   [ ] 100% DCA 1-Year

     2. SINGLE ALLOCATION OR CUSTOM ALLOCATION Complete either a single allocation on the left side or a custom allocation on the right side. Annual portfolio rebalancing is automatically included for all single allocations on the left side.

                                SINGLE ALLOCATION
                     Check only one box for a total of 100%.

--------------------------------------------------------------------------------
  MODEL
--------------------------------------------------------------------------------
  [ ] 100%  |  Conservative Growth Model (40/60)
--------------------------------------------------------------------------------
  [ ] 100%  |  Balanced Model (50/50)
--------------------------------------------------------------------------------
  [ ] 100%  |  Moderate Growth Model (60/40)
--------------------------------------------------------------------------------
  [ ] 100%  |  Growth Model (70/30)
--------------------------------------------------------------------------------
  [ ] 100%  |  Aggressive Growth Model (80/20)
--------------------------------------------------------------------------------
  [ ] 100%  |  Risk-Managed Funds Model
--------------------------------------------------------------------------------
      100%  |  TOTAL
--------------------------------------------------------------------------------

                                CUSTOM ALLOCATION
       Minimum of 1% and maximum of 100% to any one fund. Must total 100%.

--------------------------------------------------------------------------------
  CUSTOM
--------------------------------------------------------------------------------
       %  |  1-Year Fixed Period Available only in Connecticut.
--------------------------------------------------------------------------------
       %  |  USF Conservative Allocation Fund
--------------------------------------------------------------------------------
       %  |  USF Moderate Allocation Fund
--------------------------------------------------------------------------------
       %  |  USF Aggressive Allocation Fund
--------------------------------------------------------------------------------
       %  |  USF Money Market Fund
--------------------------------------------------------------------------------
       %  |  USF Diversified Income Fund
--------------------------------------------------------------------------------
       %  |  USF Bond Fund
--------------------------------------------------------------------------------
       %  |  USF High Income Fund
--------------------------------------------------------------------------------
       %  |  USF Large Cap Value Fund
--------------------------------------------------------------------------------
       %  |  USF Large Cap Growth Fund
--------------------------------------------------------------------------------
       %  |  USF Mid Cap Fund
--------------------------------------------------------------------------------
       %  |  USF Small Cap Fund
--------------------------------------------------------------------------------
       %  |  USF Equity Income Fund
--------------------------------------------------------------------------------
       %  |  USF International Stock Fund
--------------------------------------------------------------------------------
       %  |  PIMCO VIT Total Return
--------------------------------------------------------------------------------
       %  |  PIMCO VIT Global Bond (Unhedged)
--------------------------------------------------------------------------------
       %  |  PIMCO VIT CommodityRealReturn(TM)
--------------------------------------------------------------------------------
       %  |  Franklin High Income Securities Fund
--------------------------------------------------------------------------------
       %  |  Franklin Income Securities Fund
--------------------------------------------------------------------------------
       %  |  Mutual Global Discovery Securities Fund
--------------------------------------------------------------------------------
       %  |  Oppenheimer Main Street Fund(R)/VA
--------------------------------------------------------------------------------
       %  |  Oppenheimer Main Street Small Cap Fund(R)/VA
--------------------------------------------------------------------------------
       %  |  Oppenheimer International Growth Fund
--------------------------------------------------------------------------------
       %  |  Van Kampen LIT Growth and Income II
--------------------------------------------------------------------------------
       %  |  Van Kampen LIT Mid Cap Growth II
--------------------------------------------------------------------------------
       %  |  Invesco V.I. Government Securities Fund
--------------------------------------------------------------------------------
       %  |  Invesco V.I. Global Real Estate Fund
--------------------------------------------------------------------------------
       %  |  BlackRock Global Allocation Fund
--------------------------------------------------------------------------------
    100%  |  TOTAL
--------------------------------------------------------------------------------

VAAPP-2010                           Page 6

================================================================================
 12. SPECIAL INSTRUCTIONS    OPTIONAL. Please print clearly.
================================================================================

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

================================================================================
 13. FRAUD WARNING    REQUIRED. Refer to the warning for the owner's state of
                      residence shown below.
================================================================================

     DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

     MARYLAND AND RHODE ISLAND: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     NEW JERSEY: Any person who includes any false or misleading information in an application for an insurance policy is subject to criminal and civil penalties.

     PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     WASHINGTON: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

     ALL OTHER STATES: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit, or knowingly presents materially false information in an application for insurance, may be guilty of a crime and may be subject to fines and confinement in prison, depending on state law.

================================================================================
 14. STATE NOTICE    REQUIRED. Refer to the notice for the owner's state of
                     residence shown below.
================================================================================

     CALIFORNIA: I understand that I will have 10 days to examine my contract after I receive it (30 days if I am age 60 or older, or if I am any age and this contract replaces an existing contract). I further understand that if I exercise my right to cancel during the 10-day period (or 30-day period, if applicable) that I will receive a refund of my purchase payments adjusted to reflect a gain or loss. I understand that my refund could be less than the amount paid for the contract if my purchase payment allocation is to a model or variable subaccount.

     NORTH CAROLINA: Suitability Acknowledgement - By signing this application I acknowledge that this annuity meets my financial objectives and anticipated needs.

     OREGON: If this contract will replace, change or modify an existing policy or contract, I hereby confirm that my registered representative has reviewed all product features, fees and charges with me.

     ALL STATES EXCEPT OREGON: If this contract will replace, change or modify an existing policy or contract, I hereby confirm my belief that replacing my existing contract is suitable, and I have considered product features, fees and charges.

VAAPP-2010                           Page 7

================================================================================
 15. AGREEMENT    REQUIRED. Read and have all parties to the contract named in section 2 sign below.
================================================================================

     o I represent that all my statements and answers given on this application are correct and true to the best of my knowledge and belief and are made as a basis for my application.
     o I understand that no registered representative/agent/insurance producer is authorized to make, modify or discharge any annuity contract provision or waive any of the Company's rights or requirements.
     o I understand that federal law requires all financial institutions to obtain the name, residential address, date of birth and government-issued taxpayer identification number, and any other information necessary to sufficiently verify the identity of each customer.
     o If an owner is named in section 2b, I, as the annuitant, hereby consent to this coverage. I understand I have no rights of ownership to the contract, including no right to name a beneficiary.
     o I agree that my purchase payments are to be allocated as indicated in section 10 for contracts with living benefits, and section 11 for contracts without living benefits.
     o I understand the following applies based on the plan option I selected in section 1.

          VA III - STANDARD PLAN: PLAN TYPES OTHER THAN 457 - Each purchase payment has an individual surrender charge schedule which begins when the purchase payment is credited to my contract and continues for 7 years. The amount of the surrender charge is determined separately for each purchase payment and is based on the purchase payment and not on the contract year. 457 PLAN TYPES - The surrender charge schedule begins on my contract issue date and continues for 7 years following my contract issue date.

          VA III - FOUR-YEAR PLAN: Each purchase payment has an individual surrender charge schedule which begins when the purchase payment is credited to my contract. The amount of the surrender charge is determined separately for each purchase payment and is based on the contract year it was credited and the number of years since it was credited. Beginning with my 5th contract year, there are no surrender charges.

          VA III - EXTRA CREDIT PLAN: Each purchase payment has an individual surrender charge schedule which begins when the purchase payment is credited to my contract and continues for 7 years. The amount of the surrender charge is determined separately for each purchase payment and is based on the purchase payment and not on the contract year.

     o I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS.

     [ ] I request a Statement of Additional Information.

         I UNDERSTAND THAT CONTRACT VALUES, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     Signed at ________________________________  _______________________________
               CITY                              STATE

     ____________________________________________________________  _____________
     SIGNATURE OF ANNUITANT/OWNER                                  DATE
     (NAMED IN SECTION 2A)
     ____________________________________________________________  _____________
     SIGNATURE OF OWNER/TRUSTEE/AUTHORIZED OFFICER                 DATE
     (NAMED IN SECTION 2B)

     ____________________________________________________________  _____________
     SIGNATURE OF CO-OWNER                                         DATE
     (NAMED IN SECTION 2C)
     ____________________________________________________________  _____________
     SIGNATURE OF ANNUITANT/OWNER'S SPOUSE/PARTNER                 DATE
     (IF DEATH BENEFIT IS SELECTED IN SECTION 9B)

     ____________________________________________________________  _____________
     TITLE OF AUTHORIZED OFFICER                                   DATE
     (IF CREDIT UNION IS NAMED IN SECTION 2B)

     ____________________________________________________________  _____________
     WISCONSIN SPOUSAL CONSENT: SIGNATURE OF OWNER'S SPOUSE        DATE
     (IF PRIMARY BENEFICIARY OTHER THAN SPOUSE IS
     NAMED IN SECTION 5)
     (NO SIGNATURE INDICATES THAT EITHER A SPOUSE IS
     NAMED IN SECTION 5 OR THERE IS NO SPOUSE)

================================================================================
                         For administrative purposes only. Not to be used for
 16. HOME OFFICE ONLY    any change that requires the owner's agreement in
                         writing.
================================================================================

VAAPP-2010                           Page 8

================================================================================
                                          REQUIRED. To be completed by
 17. REGISTERED REPRESENTATIVE SECTION    registered representative/agent/
                                          insurance producer.
================================================================================

     See the replacement form instruction sheet provided with this application to determine if replacement forms are required in the owner's state of residence for any "yes" responses below.

     o To the best of my knowledge:
       [ ] Yes  [ ] No  Does the applicant have any existing life insurance policies or annuity contracts with our Company or any other company?
                        If yes, a completed Important Notice: Replacement of Life Insurance or Annuities must accompany this application if required by the owner's state of residence.

       [ ] Yes  [ ] No  Will this contract replace, discontinue or change any existing life insurance policies or annuity contracts with our Company or any other company?
                        If yes, a completed Replacement Form must accompany this application if required by the owner's state of residence.

                        If yes, I confirm:
                        a. This replacement meets the standards for replacement
                           sales identified in CUNA Mutual Insurance Society's Statement Regarding the Acceptability of Life and Annuity Replacement Sales.
                        b. The following sales materials were used: ____________
                           If no sales materials were used, state "None."

o  I select the following compensation option:           STANDARD PLAN    FOUR-YEAR PLAN    EXTRA CREDIT PLAN
   If no option is selected, then option 1 will apply.   [ ] 1 (T025)     [ ] 1 (T100)      [ ] 1 (T025)
                                                         [ ] 2 (T050)     [ ] 2 (T075)      [ ] 2 (T050)
                                                         [ ] 3 (T075)     [ ] 3 (T050)      [ ] 3 (T075)
                                                         [ ] 4 (T000)     [ ] 4 (T000)      -----------
                                                         [ ] 5 (T100)     -----------       [ ] 5 (T100)

    o If the applicant is an active duty member of the United States Armed Forces (including active duty military reserve personnel), I certify that this application was not solicited and/or signed on a military base or installation.

    o If sales materials were used, I certify that I have used only CUNA Mutual Insurance Society's approved sales materials in connection with this sale and that copies of all sales materials used were left with the applicant.

    o I have explained to the owner(s) how the annuity will meet their current financial needs and objectives.

    o I certify that I have reviewed this application and have determined that its proposed purchase is suitable as required under law, based in part on information provided by the owner(s), as applicable, including age, income, net worth, tax status and any existing investments and insurance program.

    o I certify that I have also considered the liquidity needs of the owner(s), along with risk tolerance and investment time horizon; I have followed my broker/dealer's suitability guidelines in both the recommendation of this annuity and the choices of investment options; and I acknowledge that this application is subject to review for suitability by my broker/dealer.

    o I am FINRA-registered and state-licensed for variable annuity contracts in all required jurisdictions.

    o I certify that I have truly and accurately recorded the information provided by the applicant.

    I UNDERSTAND THAT WHEN I SIGN THIS APPLICATION, I AM AGREEING TO ALL THE TERMS AND CONDITIONS APPLICABLE TO ME AS A REGISTERED REPRESENTATIVE.

Signature__________________________________________________________________________________________ Date _________________________
                  SIGNATURE OF REGISTERED REPRESENTATIVE

Rep ID               ________________________________________________ Rep Name   _________________________________________________
                     5-DIGIT REP NUMBER ASSIGNED BY CUNA MUTUAL                  PRINT FULL NAME

Rep Phone            ________________________________________________ Rep E-mail _________________________________________________
                     BEST NUMBER TO CALL                                         PRINT E-MAIL ADDRESS

Credit Union ID      ________________________________________________ Credit Union Name  _________________________________________
                     8-DIGIT CU NUMBER ASSIGNED BY CUNA MUTUAL (IF                       PRINT NAME OF CREDIT UNION (IF APPLICANT
                     APPLICANT IS A MEMBER OF YOUR CREDIT UNION)                         IS A MEMBER OF YOUR CREDIT UNION)

Broker/Dealer ID     ________________________________________________ Broker/Dealer Name _________________________________________
                     B/D NUMBER  ASSIGNED BY CUNA MUTUAL (IF OTHER                       PRINT NAME OF BROKER/DEALER (IF OTHER
                     THAN CBSI)                                                          THAN CBSI)

General Agent ID     ________________________________________________ General Agent Name _________________________________________
                     GA NUMBER ASSIGNED BY CUNA MUTUAL  (IF                              PRINT NAME OF GENERAL AGENT (IF
                     APPLICABLE)                                                         APPLICABLE)

VAAPP-2010                           Page 9